UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-l2

PROCACCIANTI HOTEL REIT, INC.
(Name of Registrant as Specified in its Charter)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Scan QR for digital voting Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved styleIPC This proxy is being solicited on behalf of the Board of Directors The undersigned stockholder of Procaccianti Hotel REIT, Inc., a Maryland corporation, hereby appoints James A. Procaccianti, Gregory Vickowski, and Ron Hadar, and each of them, as proxies of the undersigned with full power of substitution in each of them as determined by the Board of Directors of Procaccianti Hotel REIT, Inc. on behalf and in the name of the undersigned, to attend the 2024 Annual Meeting of Stockholders of Procaccianti Hotel REIT, Inc. to be held on December 20, 2024 at 10:00 a.m. (ET), at the offices of Procaccianti Hotel REIT, Inc., located at 1140 Reservoir Avenue, Cranston, RI 02920-6320 and any and all adjournments and postponements thereof, and to cast on behalf of the undersigned all votes which the undersigned would be entitled to cast if personally present, as indicated on the reverse side of this ballot, and otherwise to represent the undersigned at the meeting and any adjournments or postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE PROCACCIANTI HOTEL REIT, INC. Annual Meeting of Stockholders For Stockholders of record as of October 3, 2024 Friday, December 20, 2024 10:00 AM, Eastern Time 1140 Reservoir Avenue, Cranston, RI, 02920-6320 PROXY TABULATOR PO BOX 8035 CARY, NC 27512-9916 P.O. BOX 8016, CARY, NC 27512-9903 Internet: www.proxypush.com/PROC • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-256-0074 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Live Agent: 1-844-857-5731 Speak to a live agent and vote on a recorded line Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 10:00 AM, Eastern Time, December 20, 2024. Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Your control number

PROCACCIANTI HOTEL REIT, INC. Annual Meeting of Stockholders Please make your marks like this: PROPOSAL YOUR VOTE 1. To consider and vote upon the re-election of five directors to hold office until the 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualify. FOR WITHHOLD 1.01 James A. Procaccianti #P2# #P2# 1.02 Gregory Vickowski #P3# #P3# 1.03 Lawrence Aubin #P4# #P4# 1.04 Thomas R. Engel #P5# #P5# 1.05 Ronald S. Ohsberg #P6# #P6# Proposal_Page - VIFL Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSAL 1